UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2015

Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-50231	52-0883107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3900 Wisconsin Avenue, NW Washington, DC	20016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 202-752-7000
(Former name or former address, if changed since last report): ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 14, 2015, the Federal Housing Finance Agency (“FHFA”) released the 2015 corporate performance goals and related targets for Fannie Mae and Freddie Mac set forth in the table below, including the relative weighting of each goal. These corporate performance goals and targets are referred to as the 2015 conservatorship scorecard.
A principal element of compensation for each of our current officers who is identified as an “executive officer” in our Annual Report on Form 10-K for the year ended December 31, 2013 other than our Chief Executive Officer is deferred salary, a portion of which is subject to reduction, or “at-risk,” based on performance. We expect that one half of our executives’ at-risk deferred salary for 2015 will be subject to reduction based on the company’s performance against the 2015 conservatorship scorecard. FHFA will have the primary role in determining whether Fannie Mae has achieved the goals set forth in the 2015 conservatorship scorecard, with input from management and our Board of Directors.
2015 Conservatorship Scorecard (Corporate Performance Goals)

For all Scorecard items, Fannie Mae and Freddie Mac (the Enterprises) and Common Securitization Solutions will be assessed based on the following criteria:

•	The extent to which each Enterprise conducts initiatives in a safe and sound manner consistent with FHFA’s expectations for all activities;

•	The extent to which the outcomes of their activities support a competitive, resilient, and liquid secondary mortgage market to the benefit of homeowners and renters;

•	The extent to which each Enterprise conducts initiatives with the appropriate consideration for diversity and inclusion consistent with FHFA’s expectations for all activities;

•	Cooperation and collaboration with FHFA, each other, the industry, and other stakeholders as appropriate; and

•	The quality, thoroughness, creativity, effectiveness, and timeliness of their work products.

Maintain, in a safe and sound manner, credit availability and foreclosure prevention activities for new and refinanced mortgages to foster liquid, efficient, competitive, and resilient national housing finance markets. [40%]

The Enterprises are to:
Work to increase access to mortgage credit for creditworthy borrowers, consistent with the full extent of applicable credit requirements and risk-management practices:

•	Finalize improvements to the Representations and Warranties Framework for originations.

•	Continue to provide clarity regarding Enterprise expectations for servicer performance and remedies, where appropriate.

•	Enhance servicer eligibility standards for Enterprise counterparties.

•	Continue to encourage greater participation by small lenders, rural lenders, and state and local Housing Finance Agencies.

•	Continue to assess impediments to access to credit. Explore the feasibility of:

◦	Greater purchases of loans on manufactured housing secured by real estate; and

◦	Improving the effectiveness of pre-purchase and early delinquency counseling through existing or new partnerships with housing counseling networks.

•	Assess the feasibility of alternate credit score models and credit history in loan-decision models, including the operational and system implications.

•	Prepare to implement Duty to Serve requirements upon publication of a final rule.
Effectively implement key loss mitigation activities, which include enabling borrowers to stay in their homes and avoiding foreclosure where possible:

•	Pursue opportunities to encourage current HARP-eligible borrowers to take advantage of beneficial refinance opportunities.

•
Develop and execute additional strategies to reduce the number of severely aged delinquent loans held by the Enterprises, considering tools such as loan modifications, short sales, deeds in lieu of foreclosure, and non-performing loan sales.  The strategies should be informed by the Neighborhood Stabilization Initiative and have an emphasis on improving outcomes in hardest hit markets.

•
Develop and execute additional strategies to reduce the number of vacant real estate owned (REO) properties held by the Enterprises, considering tools such as sales to non-profit organizations, repairs to REO properties before third-party sale, and demolition or possible donation of uninhabitable properties. The strategies should be informed by the Neighborhood Stabilization Initiative and have an emphasis on improving outcomes in hardest hit markets.

•	Propose and implement solutions for HAMP borrowers facing rate resets.

•	Continue to engage in efforts to reduce costs for Lender Force Placed Insurance.
Maintain the dollar volume of new multifamily business for each Enterprise at $30 billion or below, excluding:

•	Affordable housing loans, loans to small multifamily properties and loans to manufactured housing rental communities.

Reduce taxpayer risk through increasing the role of private capital in the mortgage market. [30%]

The Enterprises are to:
Single-Family:

•
Fannie Mae will transact credit risk transfers on reference pools of single-family mortgages with an unpaid principal balance (UPB) of at least $150 billion. This UPB requirement will be reviewed periodically and adjusted as necessary to reflect market conditions.

•
Freddie Mac will transact credit risk transfers on reference pools of single-family mortgages with a UPB of at least $120 billion. This UPB requirement will be reviewed periodically and adjusted as necessary to reflect market conditions.

•	In meeting the above targets, the Enterprises must each utilize at least two types of risk transfer structures.
Multifamily:

•
The Enterprises will determine the feasibility of transacting additional approved types of risk transfer structures to determine their: (a) market acceptance, (b) effectiveness at transferring risk, and (c) ability to expand the scale of the transfer initiatives. Based on the feasibility assessment, the Enterprises may execute additional risk transfers.
Retained Portfolio:

•
The Enterprises will continue to implement their approved retained portfolio plans so that these plans meet, even under adverse conditions, the annual PSPA requirements and the $250 billion PSPA cap by December 31, 2018.

◦	Any sales should be commercially reasonable transactions that consider impacts to the market, borrowers, and neighborhood stability.
Implement private mortgage insurance eligibility requirements for Enterprise counterparties when finalized.

Build a new single-family securitization infrastructure for use by the Enterprises and adaptable for use by other participants in the secondary market in the future. [30%]

The Enterprises are to:
Continue working with FHFA, each other, and Common Securitization Solutions, LLC to build and test the Common Securitization Platform (CSP) and to implement the changes necessary to integrate the Enterprises’ related systems and operations with the CSP.
The Enterprises’ work on CSP should incorporate the following design principles:

•	Focus on the functions necessary for current Enterprise single-family securitization activities.

•	Include the development of the operational and system capabilities necessary to issue a Single Security for the Enterprises.

•	Allow for the integration of additional market participants in a future system.
Finalize the Single Security structure, including security features, disclosure standards, and related requirements. Develop a plan to implement the Single Security in the market.
Provide active support for mortgage data standardization initiatives:

•	Develop a plan for collecting the Uniform Closing Disclosure Dataset (UCD).

•	Develop the Uniform Loan Application Dataset (ULAD).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ Timothy J. Mayopoulos
Timothy J. Mayopoulos
President and Chief Executive Officer
Date: January 20, 2015

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